Supplement Dated September 22, 2025
To The Updating Summary Prospectus Dated April 28, 2025 For

ELITE ACCESS ADVISORY II® FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY

Issued by
Jackson National Life Insurance Company of New York® through
JNLNY Separate Account I

This supplement updates the above-referenced updating summary prospectus. Please read and keep it together with your updating summary prospectus for future reference. To obtain an additional copy of an updating summary prospectus, please contact us at our Jackson of NY Customer Care Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-599-5651; www.jackson.com.

Effective September 22, 2025, your updating summary prospectus is revised to include language that describes the ability to, under certain circumstances, have advisory fees deducted directly from your Contract Value and automatically transferred to your third-party financial professional. Your updating summary prospectus is revised as follows:

➢    In the section titled “Updated Information About Your Contract”, the following change is made:

UPDATED INFORMATION ABOUT YOUR CONTRACT

The information in this Updating Summary Prospectus is a summary of certain Contract features that have changed since the prospectus dated April 28, 2025. This may not reflect all of the changes that have occurred since you entered into your Contract.

General Product Changes

Effective September 22, 2025, the following changes were made to the Contract:

1.For all Contracts, the Principal Guard Guaranteed Minimum Accumulation Benefit (“Principal Guard GMAB”) is now an eligible benefit under the Add-On Benefit Advisory Fee Withdrawal Program. This means that when you elect the Principal Guard GMAB, you will be permitted to take direct deductions of advisory fees from Contract Value to pay your third-party financial professional, up to a maximum annual amount of 1.25% of Contract Value, subject to our administrative rules. For more information, please refer to the “Advisory Fees” and “Add-On Benefit Advisory Fee Withdrawal Program” sections of your prospectus.

➢    In the section titled “IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT”, the following changes are made:

•In the “FEES AND EXPENSES” section of the table, in the “Transaction Charges” row, the following sentence has been added to the end of the description of transactions paragraph:

Under certain circumstances, you may elect to have advisory fees directly deducted from your Contract Value and automatically transmitted to your third-party financial professional, subject to certain administrative rules.

•In the “RESTRICTIONS” section of the table, in the “Optional Benefits” row, the following bullet point has been added:

Under certain circumstances, you may elect to have advisory fees directly deducted from your Contract Value and automatically transmitted to your third-party financial professional, subject to certain administrative rules. If you elect to pay your advisory fees via direct deductions under our rules, these deductions will reduce the basic death benefit.

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(To be used with JMV21086NYUSP 04/25)

VPS00132 09/25